                                   SUPPLEMENT
                            DATED SEPTEMBER 9, 2005
              TO THE HARTFORD HLS FUNDS CLASS IA SHARES PROSPECTUS
                           (TD WATERHOUSE EVERGREEN)
                               DATED MAY 1, 2005
                          FOR HARTFORD INDEX HLS FUND

The Prospectus is revised as follows:

1.  FEE WAIVER

     At the most recent Board of Directors meeting held on August 2-3, 2005, HL Investment Advisors, LLC, the funds' investment manager, voluntarily agreed to waive a portion of its management fees with respect to Index HLS Fund. Accordingly, the following changes are being made to the Prospectus:

        As of November 1, 2005, under the heading "Hartford Index HLS Fund", Your Expenses, on page 5 of the Prospectus, footnote 1 is added below the Shareholder Fees and Annual Operating Expenses table and a footnote anchor is added to the line item for "Management fees" in the table.

        (1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.29%.

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2.  ADDITIONAL BREAKPOINTS FOR INDEX HLS FUND

     As of November 1, 2005, breakpoints have been added to the management fee schedule for INDEX HLS FUND. Accordingly, effective November 1, 2005, the first paragraph under the heading "Management Fee" on page 10 of the Prospectus is deleted and replaced with the following:

     The fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life. These fees are based on a stated percentage of the funds daily net asset value as follows:

INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
------------------------                                      -----------
First $2 Billion                                                0.400%
Next $3 Billion                                                 0.300%
Next $5 Billion                                                 0.280%
Amount over $10 Billion                                         0.270%

     For the year ended December 31, 2004, the investment management fee and administration fee paid by the fund in the aggregate was 0.39% of net assets. Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.29%.

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 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.